==========================

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)
                                  JULY 15, 1998


                         AAMES CAPITAL ACCEPTANCE CORP.
                    ON BEHALF OF AAMES MORTGAGE TRUST 1998-B
        ---------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

    DELAWARE                  333-46893-01                95-4619902
    --------                  ------------                ----------
(State or other jurisdiction   (Commission            (I.R.S. employer
    of incorporation)         file numbers)        identification no.)



350 SOUTH GRAND AVENUE
LOS ANGELES, CALIFORNIA                                       90071
----------------------------------------                    ---------
(Address of principal executive offices)                    (ZIP Code)

                                 (213) 210-5270
                                 ---------------
               Registrant's telephone number, including area code


                                     NA
          -----------------------------------------------------------
         (Former name or former address, if changed since last report)


                     ====================================



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Item 7. FINANCIAL STATEMENTS; PRO FORMA FINANCIAL INFORMATION AND
        EXHIBITS.


(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

        20.1 Aames Capital Acceptance Corp., Mortgage Pass-Through Certificates, Series 1998-B - Statement to
              Certificateholders


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        AAMES CAPITAL ACCEPTANCE CORP.

                        By:/S/ JOSEPH MAGNUS
                           --------------------------------
                           Joseph Magnus
                           Executive Vice President

Dated:  July 22, 1998

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                                INDEX TO EXHIBITS

EXHIBIT
-------

20.1 Aames Capital Acceptance Corp., Mortgage Pass-Through Certificates, Series 1998-B - Statement to Certificateholders